UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2019

BorrowMoney.com, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-208854	65-0981503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bayshore Drive
Fort Lauderdale, Florida 33304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1 (212) 265-2525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously reported, effective on November 8, 2019, MaloneBailey, LLP (“MaloneBailey”) resigned as the independent registered public accounting firm of BorrowMoney.com, Inc. (the “Company”, “we” and “us”). On December 4, 2019, the Company, with the recommendation and approval of the Board of Directors of the Company, engaged L&L CPAS, PA (“L&L”), as its independent registered public accounting firm.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern, MaloneBailey’s reports on the Company’s financial statements for the years ended August 31, 2018 and 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(b) During the Company’s two most recent fiscal years and the subsequent interim period preceding MaloneBailey’s resignation, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended August 31, 2018 and 2017, which have not been corrected as of the date of this filing. However, during the most recent audit of August 31, 2019, MaloneBailey was unable to rely on evidence obtained for revenue testing of the 2019 fiscal year and through the date of their resignation. Further, MaloneBailey believes the financial statements for the quarters ended November 30, 2018, February 28, 2019 and May 31, 2019 (“2019 Quarterly Reports”), are materially misstated by revenue being overstated and loans from related parties being understated as identified and disclosed by the Company in Item 4.02 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 15, 2019. MaloneBailey was provided no evidence and was not requested to perform any procedures with respect to the Item 4.02 disclosure in the prior Form 8-K. As soon as a new independent auditing firm is retained, the Company intends to restate the 2019 Quarterly Reports.

(c) During the fiscal years ended August 31, 2018 and 2017 and through December 3, 2019, the Company did not consult with L&L with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements and either a written report was provided to the Company or oral advice was provided that L&L concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MaloneBailey with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated December 6, 2019, is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from MaloneBailey, LLP, dated December 6, 2019

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORROWMONEY.COM, INC.

Date: December 6, 2019	By:	/s/ Aldo Piscitello
Aldo Piscitello
President

EXHIBIT TABLE

Exhibit No.	Description

16.1*	Letter to Securities and Exchange Commission from MaloneBailey, LLP, dated December 6, 2019

* Filed herewith.